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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2003

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-2)


                           IMPAC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)



          CALIFORNIA                    333-85310              33-071-5871
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)

1401 Dove Street
Newport Beach, California                                         92660
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(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.      Acquisition or Disposition of Assets.
             -------------------------------------

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:



                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.         DESCRIPTION
-----------     -----------         -----------
     1                99            Computational Materials --
                                    Computational  Materials (as defined in
                                    Item 5) that have been provided by the
                                    Underwriter to certain prospective
                                    purchasers of the Impac Secured Assets Corp.
                                    Mortgage Pass-Through Certificates, Series
                                    2003-2 (filed in paper pursuant to the
                                    automatic SEC exemption pursuant to Release
                                    33-7427, August 7, 1997)

Item 5.   Other Events.
          -------------

     On or about June 30, 2003, the Registrant will cause the issuance and sale of approximately $196,999,488 initial principal amount of Mortgage Pass-Through Certificates, Series 2003-2 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among the Registrant, Impac Funding Corporation, as Master Servicer, and Deutsche Bank National Trust Company, as Trustee.

     In connection with the sale of the Series 2003-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class A-PO, Class M-1, Class M-2 and Class M-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by UBS Securities LLC (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-85310, which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     ln addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IMPAC SECURED ASSETS CORP.

                                      By:  /s/ Richard J. Johnson
                                          ------------------------------------
                                      Name:    Richard J. Johnson
                                      Title:   Chief Financial Officer

Dated: July 27, 2003

                                  EXHIBIT INDEX



            Item 601(a) of        Sequentially
Exhibit     Regulation S-K        Numbered
Number      Exhibit No.           Description                  Page
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1           99                    Computational Materials      Filed Manually